Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

FUNDVANTAGE TRUST
(THE “TRUST”)

Supplement dated September 30, 2014 to each
Statement of Additional Information (“SAI”) of each series of the Trust

The information in this Supplement updates and amends certain information contained in each currently effective SAI for each series of the Trust dated on or before the date of this Supplement and should be read in conjunction with any such SAI.

Effective September 22, 2014, the Board of Trustees of the Trust appointed John Fulgoney to serve as Chief Compliance Officer of the Trust.  Accordingly, the information with respect to Salvatore Faia in the “Executive Officers” table under the section entitled “Trustees and Officers” in each SAI of the Trust is hereby deleted in its entirety and replaced with the following:

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
John Fulgoney Date of Birth: 8/1946	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2014.

Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2014; CEO and President, BNY Mellon Distributors LLC from 2011 to 2012; General Counsel of PNC Global Investment Servicing Inc. from 2001 to 2011.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE